                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials including product
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              COMMON SENSE TRUST
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


November 13, 1997


Dear Common Sense Fund Shareholder:


  The enclosed proxy statement relates to a joint meeting of the shareholders of the Funds of Common Sense Trust (the "Funds"). The primary purpose of the meeting is to permit each Fund's shareholders to consider a new investment advisory agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM") to take effect following consummation of the transactions described in the enclosed proxy statement, as required by the federal securities laws. The new investment advisory agreement between your Fund and its new adviser, SBMFM, will be substantially the same as the Fund's current investment advisory agreement.


  The attached proxy statement seeks shareholder approval on this and certain other items. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.


  The proposals have been unanimously approved by the Trustees of the Fund(s), who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation.


  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                    Sincerely,


                                    /s/ PHILIP N. DUFF
                                    Philip N. Duff
                                    President and Chief Executive Officer

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?
A. Federal securities laws require a vote by each Fund's shareholders whenever the Fund's Board of Trustees recommends a new investment adviser. Accordingly, your Fund is seeking shareholder approval of a new investment advisory agreement.

    Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.  WHY DO I NEED TO VOTE?
A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the trustees of your Fund recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Van Kampen American Capital, Inc., the parent of your current investment adviser and Smith Barney Inc., an affiliate of Smith Barney Mutual Funds Management Inc., the proposed new investment adviser, will share equally in paying for those expenses relating to approval of new investment advisory agreements.


Q. WILL THE CHANGE OF INVESTMENT ADVISER RESULT IN A TAXABLE EVENT FOR FEDERAL INCOME TAX REPORTING?

A.  No. This transaction will be a non-taxable event.


Q. WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE CHANGE IN INVESTMENT ADVISER?
A.  No.


Q. AFTER THE CHANGE OF INVESTMENT ADVISER, HOW WILL MY EXCHANGE PRIVILEGES BE AFFECTED?


A. The exchange privileges for Common Sense Trust shareholders will be expanded. In addition to being able to exchange between the existing Common Sense Trust Funds, shareholders can also exchange from their Common Sense Trust Fund into any of the Smith Barney mutual funds sold through PFS

    Investments Inc. Rights of Accumulation and Letters of Intent will also include any Smith Barney funds sold through PFS Investments Inc.


Q. CAN I CONTINUE TO USE MY CHECKWRITING PRIVILEGE ON THE COMMON SENSE TRUST MONEY MARKET, GOVERNMENT FUND AND MUNICIPAL BOND FUND?

A. Yes. You may continue to use your existing Common Sense Trust checks after the change in investment adviser. You will receive checks with the new Fund name on your next reorder.


Q.  WHERE DO I MAIL MY PROXY CARD(S)?
A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:
    Proxy Tabulator

    P.O. Box 9135


    Hingham, MA 02043


Q.  HOW WILL I BE NOTIFIED WHEN THE CHANGE IN INVESTMENT ADVISER IS COMPLETED?

A. You will receive special notification shortly after the change in investment adviser is completed.


Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call PFS Shareholder Services at 1-800-544-5445 between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                COMMON SENSE(R) TRUST, ON BEHALF OF ITS SERIES:
                       COMMON SENSE EMERGING GROWTH FUND
                          COMMON SENSE GOVERNMENT FUND
                            COMMON SENSE GROWTH FUND
                      COMMON SENSE GROWTH AND INCOME FUND
                     COMMON SENSE INTERNATIONAL EQUITY FUND
                         COMMON SENSE MONEY MARKET FUND
                        COMMON SENSE MUNICIPAL BOND FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 544-5445

                       NOTICE OF JOINT SPECIAL MEETING OF
                                  SHAREHOLDERS
                          TO BE HELD DECEMBER 18, 1997

  A Joint Special Meeting of Shareholders (the "Meeting") of the Common Sense Emerging Growth Fund, the Common Sense Government Fund, the Common Sense Growth Fund, the Common Sense Growth and Income Fund, the Common Sense International Equity Fund, the Common Sense Money Market Fund and the Common Sense Municipal Bond Fund (each a "Fund" and collectively, the "Funds"), each a separate series of Common Sense Trust (the "Trust"), will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, Thursday, December 18, 1997 at 2:00 p.m. for the following purposes:

    1. Approving or disapproving with respect to the Trust on behalf of each Fund a new investment advisory agreement with Smith Barney Mutual Funds Management Inc. (the "New Advisory Agreement");

    2. With respect to the Trust, to ratify or reject the selection of Ernst & Young LLP as independent auditors for its current fiscal year; and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record of each Fund at the close of business on October 24, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                    By Order of the Board of Trustees


                                    /s/ Ronald A. Nyberg
                                    Ronald A. Nyberg, Vice President and
                                    Secretary



November 13, 1997

  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT) TO A SHAREHOLDER OF ANY FUND UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO PFS SHAREHOLDER SERVICES BY CALLING (800) 544-5445 OR BY WRITING TO THE TRUST AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF EACH FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of each New Advisory Agreement.

  - FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year of the Trust.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                COMMON SENSE(R) TRUST, ON BEHALF OF ITS SERIES:
                       COMMON SENSE EMERGING GROWTH FUND
                          COMMON SENSE GOVERNMENT FUND
                            COMMON SENSE GROWTH FUND
                      COMMON SENSE GROWTH AND INCOME FUND
                     COMMON SENSE INTERNATIONAL EQUITY FUND
                         COMMON SENSE MONEY MARKET FUND
                        COMMON SENSE MUNICIPAL BOND FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 544-5445

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 18, 1997


  This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Common Sense Emerging Growth Fund (the "Emerging Growth Fund"), the Common Sense Government Fund, the Common Sense Growth Fund, the Common Sense Growth and Income Fund, the Common Sense International Equity Fund (the "International Fund"), the Common Sense Money Market Fund and the Common Sense Municipal Bond Fund (the "Municipal Fund") (each a "Fund" and collectively, the "Funds"), each a separate series of Common Sense Trust (the "Trust") of proxies to be voted at a Joint Special Meeting of Shareholders, and all adjournments thereof (the "Meeting") of the Funds, to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, Thursday, December 18, 1997, at 2:00 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is November 13, 1997.


  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by the CST Master Agreement, dated as of August 25, 1997 (the "CST Master Agreement"), by and among Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), Dean Witter Reynolds Inc. ("Dean Witter"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc., ("Holding"), Van Kampen American Capital Asset Management, Inc. ("VKAC Asset Management"), Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"), Travelers Group Inc. ("Travelers"), The Travelers Life and Annuity Company ("TLAC"), The Travelers Insurance Company ("TIC"), PFS Investments Inc. ("PFSI"), Smith Barney Inc. ("Smith Barney"), Smith Barney Mutual Funds Management Inc. ("SBMFM"), and PFS Distributors, Inc., as successor to Common Sense

Distributors and PFS Shareholder Services (formerly Common Sense Shareholder Services). The shareholder vote on the New Advisory Agreements is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of the foregoing CST Master Agreement. In connection with transactions contemplated by the CST Master Agreement, the Board of Trustees of the Funds has determined that the current investment advisory agreement (the "Current Advisory Agreement") with VKAC Asset Management be terminated and that the Funds enter into a new investment advisory agreement (the "New Advisory Agreement") with SBMFM. SBMFM currently serves as investment sub-adviser to the International Fund. As SBMFM will become Adviser to the International Fund if the New Advisory Agreement is approved, the Fund will no longer have a subadviser. Each Fund's New Advisory Agreement is substantially the same as such Fund's Current Advisory Agreement, except for the dates of execution, effectiveness and termination and as described below (See "The Advisory Agreements" -- "The Current Advisory Agreements" under Proposal 1).


  Participating in the Meeting are holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Funds. The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds (the "Shareholders"), because the Shareholders of each of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each of the Funds. In the event that a Shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately with respect to Proposal 1, and an unfavorable vote on Proposal 1 by the Shareholders of one Fund will not necessarily affect the implementation of such proposal by another Fund, if such proposal is approved by the Shareholders of the other Fund. However, if all Funds do not approve Proposal 1, VKAC Asset Management, SBMFM and the Trustees of the Trust will consult to determine whether to consummate the transfer of advisory duties for those Funds for which approval has been obtained. Shareholders of all Funds of the Trust will vote together as a single class on Proposal 2.

  The Board has fixed the close of business on October 24, 1997, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per share with respect to each proposal submitted to the Shareholders of the Fund, with no Share having cumulative voting rights.

  At the close of business on October 24, 1997, there were issued and outstanding the number of Shares of each of the Funds set forth below:



                           CLASS 1 SHARES   CLASS A SHARES   CLASS B SHARES   TOTAL SHARES
        FUND NAME           OUTSTANDING      OUTSTANDING      OUTSTANDING     OUTSTANDING
        ---------          --------------   --------------   --------------   ------------
Common Sense Emerging
  Growth Fund.............      272,663       4,508,820        3,641,731        8,423,214
Common Sense Government
  Fund....................   22,618,450       1,261,589        1,156,875       25,036,914
Common Sense Growth
  Fund....................  167,373,874       5,107,562        6,013,526      178,494,962
Common Sense Growth and
  Income Fund.............   54,279,138       3,931,621        4,891,295       63,102,054
Common Sense International
  Equity Fund.............       90,498         906,243          781,642        1,778,383
Common Sense Money Market
  Fund....................   53,025,536       7,345,854          277,550       60,648,940
Common Sense Municipal
  Bond Fund...............    7,328,401         611,715          192,158        8,132,274


  The persons who, to the knowledge of the Funds, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of October 24, 1997 are set forth at Annex A hereto.

VOTING

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a vote of a "majority of the outstanding voting securities" is required, which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon. With respect to Proposal 2, the affirmative vote of a majority of the voting securities of a Fund present in person or by proxy at the Meeting is necessary to ratify the selection of the independent public accountants.

  The Board recommends that you cast your vote:

  - FOR approval of each New Advisory Agreement.

  - FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year of the Trust.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for the proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for the proposal is based on achieving a percentage of the outstanding voting securities entitled to vote. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Trust knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
------------------------------------------------------------------------------

THE ADVISER

  VKAC Asset Management (the "Adviser") currently acts as investment adviser for each Fund. The Adviser has acted as investment adviser or investment subadviser for each Fund since each Fund commenced its investment operations.

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of MSDWD. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Prior to December 1994, the Adviser provided investment advisory services under the name "American Capital Asset Management, Inc."

INFORMATION CONCERNING SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

  SBMFM or the "New Adviser", is a wholly-owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Travelers. Travelers is a diversified financial services holding company engaged primarily in four business segments: investment services, consumer finance services, life insurance services and property and casualty insurance services. SBMFM was formed in 1968 and serves as investment manager to numerous other investment companies having aggregate assets as of the date of the Proxy Statement in excess of $84 billion. SBMFM is located at 388 Greenwich Street, New York, New York 10013.

BACKGROUND


  In connection with the Transaction described below, Shareholders of each Fund are being asked to approve a New Advisory Agreement with SBMFM that is substantially the same as the current investment advisory agreement except as noted below (each, a "Current Advisory Agreement") with VKAC Asset Management.



  Prior to December 1994, the Adviser and certain of its affiliates were 50% partners with various other affiliates of Travelers in four joint venture partnerships, which partnerships provided investment advice and distribution, transfer agency and certain custodial services with respect to the Common Sense Funds.


  In December 1994, VKAC Asset Management and certain of its affiliates entered into an agreement relating to the Common Sense Funds (the "Common Sense Agreement") which provided for, among other things, the following: (i) VKAC Asset Management became investment adviser to the Common Sense Funds upon acquiring 100% of the joint venture partner that had been investment adviser to the Common Sense Funds; and (ii) affiliates of Travelers acquired 100% of the partnerships that provide distribution, transfer agency and certain custodial services with respect to the Common Sense Funds. PFS Distributors, Inc. (the "Distributor") has served as the distributor of the Funds in accordance with the Common Sense Agreement. The Distributor is a wholly-owned subsidiary of Primerica Finance Corporation and an affiliate of PFSI, which is in turn an indirect wholly-owned subsidiary of Travelers. The Common Sense Agreement also provided that beginning in 1997 either VKAC Asset Management or affiliates of Travelers would be required to pay to the other a "true-up" payment determined pursuant to a formula based generally upon operating earnings of VKAC Asset Management relating to the rendering of advisory services to the Common Sense Funds, on the one hand, and the operating earnings of the Travelers' affiliates attributable to providing distribution, transfer agency and custodial services with respect to the Common Sense Funds, on the other hand (the foregoing payment obligations being referred to as the "Formula Payment Arrangement").

  The Common Sense Agreement also provided for a distribution arrangement with PFSI, pursuant to which the Common Sense Funds would be distributed exclusively through PFSI initially for a period through 2001, and thereafter as to any Common Sense Fund that continued to achieve certain performance standards. Also, during such initial period, PFSI would accord each of the Common Sense Funds a more favorable broker-payout percentage than that accorded to all other like situated (in terms of investment objective, "load" structure and amount) mutual funds sold by PFSI. In addition to the status of the Common Sense Funds, PFSI would also accord the mutual funds distributed by VKAC Distributors ("VKAC Mutual Funds") (together with funds distributed by Smith Barney which received equivalent treatment), a more favorable broker-payout percentage than that accorded to all other like situated (in terms of investment objective, "load" structure and amount) mutual funds sold by PFSI, with the exception of the Common Sense Funds.

SUMMARY OF THE TRANSACTION

  On August 25, 1997, VKAC Asset Management and certain of its affiliates entered into the CST Master Agreement with SBMFM and certain of its affiliates, which provided for the sale and assignment of the Current Advisory Agreements by VKAC Asset Management to SBMFM for an aggregate purchase price of $105.0 million, subject to adjustment based upon a formula with respect to sales of VKAC Mutual Funds by affiliates of SBMFM compared to sales by affiliates of VKAC Asset Management of mutual funds and fixed and variable annuity products distributed by Smith Barney and PFSI, through the end of 1999. In addition, VKAC Asset Management will assign to SBMFM its rights to the "Common Sense" and "Common Sense Care" trademarks and service marks.

  Further, the existing Common Sense Agreement will be terminated effective at the Closing (herein so called) of the transactions contemplated by the CST Master Agreement (the "Transaction"), and any obligations, liabilities, payments and claims arising under the Common Sense Agreement, including the Formula Payment Arrangement, will terminate effective at the Closing. The CST Master Agreement provides for the continuation of a distribution arrangement with PFSI through December 31, 2001, on the following terms: (i) the broker pay-out percentage for VKAC Mutual Funds will not be less than the broker pay-out percentage for substantially similar (in terms of general investment objective, types of securities invested in, maturities of securities invested in and industrial or geographic focus ("Similar Funds")), Common Sense Funds or Smith Barney mutual funds; and (ii) the broker pay-out percentage for mutual funds other than the VKAC Mutual Funds, the Common Sense Funds and Smith Barney mutual funds, will be less than the broker pay-out percentage for VKAC Mutual Funds which are Similar Funds. Through December 31, 2001, VKAC Mutual Funds will also have "strategic alliance" status and be afforded "strategic alliance" services in the PFSI retail system. Such distribution arrangements with PFSI will terminate in the event that certain specified insurance companies that may be viewed as competitors of insurance company affiliates of PFSI acquire beneficial ownership of a majority interest in Van Kampen American Capital, the parent company of VKAC Distributors.

  Through December 31, 1999, VKAC Mutual Funds will have "strategic alliance" status and be afforded "strategic alliance" services in the Smith Barney retail system in exchange for certain payments to be made by VKAC Distributors to Smith Barney based upon sales and assets of VKAC Mutual Funds in the Smith Barney retail system. Finally, the CST Master Agreement also provided that Dean Witter Reynolds Inc. and affiliates of Travelers would develop, market and distribute a Travelers variable annuity product which may include VKAC Mutual Funds, Common Sense Funds and other Travelers mutual funds.


  Under the CST Master Agreement, the parties agreed to provide certain indemnities to the other in connection with breaches of the representations, warranties and covenants contained therein and certain other matters specified therein.


THE ADVISORY AGREEMENTS

  Consummation of the Transaction will constitute an "assignment" (as defined in the 1940 Act) of the Current Advisory Agreement in effect between the Trust on behalf of each Fund and the Adviser. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. See "The Current Advisory Agreements" below.

  In anticipation of the Transaction and in order for SBMFM to serve as investment adviser to the Funds after consummation of the Transaction, the New Advisory Agreement between the Trust on behalf of each Fund and SBMFM must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund. As discussed below, the Trustees of the Trust have approved each New Advisory Agreement. See "The New Advisory Agreements" below.

  The following summary of the Current Advisory Agreements and the New Advisory Agreements set forth herein is qualified by reference to Annex B.

  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for the Trust on behalf of each Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on June 10, 1997, to continue the Current Advisory Agreement for a period of one year. The Current Advisory Agreement dated October 31, 1996 was last approved by Shareholders of each Fund at a meeting held on October 29, 1996 relating to the acquisition of the Adviser's corporate parent by Morgan Stanley Group Inc.

  Each Current Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Trust if duly elected to such positions.

  Each Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties under each Current Advisory Agreement.


  Each Fund's advisory fee is based on that Fund's average net assets, which are calculated on a daily basis. The advisory fee is payable for each calendar month as soon as practicable after the end of that month. Under the 1940 Act, mutual funds such as the Funds may employ broker dealers affiliated with their investment advisors to execute Fund portfolio transactions. Under each Current Advisory Agreement, the fees payable to the Adviser are reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen American Capital, or its successor, in connection with the purchase and sale of assets of the Fund, less any direct expenses incurred by such person in connection with obtaining such commissions, fees, brokerage or similar payments. Under each Current Advisory Agreement and consistent with the 1940 Act, the Funds may employ broker dealers affiliated with the Adviser in ways other than as a majority owned subsidiary of Van Kampen American Capital without the reduction of fees to the Adviser discussed above. No such broker dealer has been affiliated with the Funds. Under each Current Advisory Agreement, the Adviser also agrees to use its best efforts to recapture tender offer solicitation fees and exchange offer fees in connection with the Fund's transactions and to advise the Board of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen American Capital, or its successor, to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Trust. The 1940 Act does not require the restrictions contemplated by the foregoing provisions of the Current Advisory Agreements. Such provisions were relevant only in the era of fixed rate commissions. To bring the Current Advisory Agreement into conformance with current law, the New Advisory Agreements do not provide for any such reduction of fees payable to SBMFM or any such recapture of tender offer solicitation or exchange offer fees or disclosure to the Board. As a matter of policy, however, the Adviser expects to, where possible, recapture tender offer solicitation or exchange fees for the benefit of the Funds.



  No advisory fee reduction or fee recapture of the type described above have occurred in the Funds' last 5 fiscal years. Although Smith Barney and Robinson Humphrey, Inc. may be considered affiliated persons of the Distributor, they are not subject to the foregoing sentence because they are each an indirect subsidiary of Travelers Group Inc. and not subsidiaries of VKAC Holding. In addition, while Morgan Stanley & Co. ("Morgan Stanley") and Dean Witter Reynolds, Inc. ("Dean Witter") are also affiliated persons of the Adviser, they are not subsidiaries of VKAC Holding, and therefore would not be subject to such fee reduction.


  Annex C contains a schedule of brokerage commissions paid by the Funds on portfolio transactions during the past fiscal year, including such commissions paid by the Funds to affiliated brokers, Smith Barney, Robinson, Morgan Stanley and Dean Witter.

  Set forth below are the fee schedules in effect for each Fund:

  A.  Common Sense Emerging Growth Fund
      Common Sense Growth Fund
      Common Sense Growth and Income Fund

      .65% of the first $1 billion of average daily net assets; .60% of the next $1 billion; .55% of the next $1 billion; .50% of the next $1 billion; and .45% of average daily net assets in excess of $4 billion.

  B.  Common Sense Government Fund

      .60% of the first $1 billion of average daily net assets; .55% of the next $1 billion; .50% of the next $1 billion; .45% of the next $1 billion; .40% of the next $1 billion; and .35% of average daily net assets in excess of $5 billion.

  C.  Common Sense International Equity Fund

      1.00% of the Fund's average daily net assets.

  D.  Common Sense Money Market Fund

      .50% of the first $2 billion of average daily net assets; .475% of the next $2 billion; and .45% of average daily net assets in excess of $4 billion.

  E.  Common Sense Municipal Bond Fund

      .60% of the first $1 billion of average daily net assets; .55% of the next $1 billion; .50% of the next $1 billion; and .45% of average daily net assets in excess of $3 billion.

  The Adviser's activities are subject to the review and supervision of the Board, to which the Adviser renders periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.

  The net assets of each of the Funds as of September 30, 1997, and the aggregate amount of advisory fees paid by each Fund to the Adviser for the last fiscal year and the aggregate amount of any other material payments paid by each Fund to the Adviser for the last fiscal year are set forth at Annex D hereto.

  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of outside legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of a nonrecurring nature.

  THE NEW ADVISORY AGREEMENTS. The Board approved a proposed New Advisory Agreement between the Trust on behalf of each Fund and SBMFM on June 10, 1997, the form of which is attached hereto as Annex B. The form of the proposed New Advisory Agreement is substantially identical to the Current Advisory

Agreement between the Trust on behalf of each Fund and the Adviser, except for the provisions related to reducing advisory fees payable for commissions, brokerage and similar payments and recapture of tender solicitation and exchange offer fees discussed above, and for the dates of execution, effectiveness and termination. In addition, as SBMFM currently serves as investment sub-adviser to the International Equity Fund, the New Advisory Agreement with the International Equity Fund would not contemplate the use of an investment sub-adviser.

  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, advisory fees paid to the respective Adviser by each Fund would have been identical to those paid under the Current Advisory Agreement.


  The Board met on June 10, 1997, at which meeting the Trustees, including the Disinterested Trustees, approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the Shareholders of the respective Fund at the Meeting, subject to final review by the Board of the Transaction which they subsequently completed. The New Advisory Agreement would take effect as to each Fund upon the later to occur of (i) obtaining Shareholder approval or (ii) the Closing. Each New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


  In evaluating the New Advisory Agreements, the Board took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by such Fund, are substantially identical, except as discussed above and for the dates of execution, effectiveness and termination. The Trustees were also informed of the cash compensation and other contemplated benefits to Van Kampen American Capital and its affiliates resulting from the Transaction as well as other possible benefits to the Adviser, Van Kampen American Capital and its affiliates that may result from the Transaction, including the possibility of open-end mutual funds sponsored by Van Kampen American Capital being included on the "preferred list" of funds offered by Smith Barney.


  The Board also considered the quality of investment advisory services anticipated to be provided to the Funds by SBMFM, as well as the quality of SBMFM's mutual fund operations and investment philosophy, the performance of other funds advised by SBMFM and compensation schedules for such funds as compared to the Funds. The Board also considered the financial condition of SBMFM and its affiliate Smith Barney. The Board further considered the effects that the Transaction could have on the distribution of the Funds particularly among the Smith Barney sales force.

  The Board was advised that Section 15(f) of the 1940 Act is applicable to the Transaction. Section 15(f) of the 1940 Act permits, in the context of a change in an investment adviser to a registered investment company, the receipt by the original investment adviser, or any of its affiliated persons, of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser) or any "interested person", as defined in the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Board would be in compliance with such condition subsequent to the Transaction.


  Management of each of the Funds, SBMFM and its affiliates are aware of no circumstances arising from the Transaction, preparatory transactions to the Transaction or any potential financing that might result in the imposition of an "unfair burden" on the Funds. Moreover, Travelers, TLAC, TIC, Smith Barney, PFSI and SBMFM ("Travelers Group") have agreed in the CST Master Agreement that, upon consummation of the Transaction, Travelers Group will take no action which would have the effect, directly or indirectly, of violating any of the provisions of
Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard the CST Master Agreement provides that the Travelers Group will use its reasonable best efforts to assure that (i) for a period of three years from the Closing, at least 75% of the members of the Board of Trustees of the Funds which have approved The New Advisory Agreement, are not (A) "interested persons" of the investment manager of such Fund after the Closing, or (B) "interested persons" of the present investment manager of such Common Sense Fund; and (ii) for a period of two years from the Closing, there is not imposed on any of the Funds an "unfair burden" as a result of the transactions contemplated by the CST Master Agreement, any payments in connection therewith, or understandings applicable thereto.


  After consideration of the above factors, and such other factors and information that the Trustees deemed relevant, the Trustees, including the Disinterested

Trustees, unanimously approved the New Advisory Agreement and voted to recommend its approval to the Shareholders of each Fund, subject to final review by the Board of the Transaction. On September 9, 1997, the Board held a meeting to review the final terms and conditions of the Transaction. Upon such review, the Trustees voted to call a shareholder's meeting for the purposes of submitting the previously approved New Advisory Agreement to the Shareholders of each Fund.

  The net assets of each investment company advised by SBMFM and the rate of its compensation are set forth at Annex E hereto.

CERTAIN OTHER CHANGES

  Effective with the New Advisory Agreements, the name of the Trust will be changed to Concert Investment Series. Certain changes to the administration of the Trust will also be effective on that same date. PNC Bank will replace State Street Bank and Trust Company as custodian for each Fund other than the International Fund. The Chase Manhattan Bank will serve as custodian for the International Fund. First Data Investor Services Group, Inc. will become transfer agent for the Funds with PFS Shareholder Services, Inc. the current transfer agent, serving as sub-transfer agent.


  The Trustees have also approved an Agreement and Plan of Reorganization between the Common Sense Money Market Fund ("Money Market Fund") and the Cash Portfolio of Smith Barney Money Funds, Inc., also advised by SBMFM, providing for the acquisition by the Cash Portfolio of the assets and substantially all of the liabilities of the Money Market Fund and the receipt by Class 1, Class A and Class B shareholders of the Money Market Fund of Class A shares of the Cash Portfolio at its net asset value per share (the "Reorganization").


  The Reorganization is subject to approval by the holders of a majority of the outstanding shares of the Money Market Fund. Further details of the proposed Reorganization will be contained in a proxy statement/prospectus expected to be mailed to Money Market Fund shareholders shortly.

  Following the Closing, several changes are also contemplated to the exchangeability features and sales charge structure of the Funds. It is currently anticipated that effective with the New Advisory Agreements, shareholders of the Funds will be able to exchange their Fund shares for shares of any Smith Barney mutual funds distributed by PFSI. However, those Smith Barney mutual funds may have different contingent deferred sales charge ("CDSC") schedules and conversion time tables than are currently applicable to the Funds. Any Fund shares exchanged for Smith Barney mutual funds will be subject to the sales charge schedule and conversion time table applicable to the Smith Barney mutual fund exchanged into.

  It is also anticipated that effective with the New Advisory Agreements, the sales charge schedule applicable to Class A shares of the Funds will be modified by reducing the initial sales charge. At that time, the CDSC schedule for Class B shares will also be modified, generally by reducing the CDSC charged in the later years, except that the CDSC charged in the first year for certain fixed-income funds will increase and the time after which Class B shares convert to Class A shares will be increased. All such pricing changes will only be applicable to purchases made after the effective date of the pricing changes.


SHAREHOLDER APPROVAL

  To become effective, each New Advisory Agreement must be approved by a majority of the outstanding voting securities of the respective Fund. The vote of "a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding Shares of the Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit each New Advisory Agreement for consideration by the Shareholders of the respective Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

  The Board, including a majority of the Disinterested Trustees, has selected the firm of Ernst & Young LLP, independent auditors, to examine the financial statements for the current fiscal year of the Trust and each of its Funds. Each Fund knows of no direct or indirect financial interest of the auditors in the Funds. Such appointment is subject to ratification or rejection by the shareholders of the Trust. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The Shareholders of all the Funds of the Trust voting as a single class are entitled to vote on this issue. An affirmative vote of a majority of the Shares of the Trust present in person or by proxy and voting is required to ratify the selection of the accountants for the Trust. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR OF THE TRUST.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE NEW ADVISER

  The following table sets forth certain information concerning the principal executive officers and directors of the New Adviser. The address of each of the following persons is noted below.

      NAME AND ADDRESS                     PRINCIPAL OCCUPATION
      ----------------                     --------------------
A. George Saks..............  Director of SBMFM, Executive Vice President,
388 Greenwich Street          Secretary and Chief Legal Officer of Smith
New York, New York 10013      Barney.
Lewis E. Daidone............  Director and Senior Vice President of SBMFM.
388 Greenwich Street          Senior Vice President and Treasurer of
New York, New York 10013      forty-one mutual funds sponsored by Smith
                              Barney.
Heath B. McLendon...........  Director, President and Chief Executive
388 Greenwich Street          Officer of SBMFM. Managing Director of Smith
New York, New York 10013      Barney.
Bruce D. Sargent............  Vice President and formerly a Director of
388 Greenwich Street          SBMFM. Managing Director of Smith Barney.
New York, New York 10013      Director of the Capital Management Division,
                              Smith Barney.
Michael J. Day..............  Treasurer of SBMFM. Managing Director of Smith
388 Greenwich Street          Barney.
New York, New York 10013
Christina T. Sydor..........  General Counsel and Secretary of SBMFM.
388 Greenwich Street          Managing Director of Smith Barney. Secretary
New York, New York 10013      of the forty-one investment companies
                              sponsored by Smith Barney.
Audrey C. Pappas-Wragg......  Chief Compliance Officer of SBMFM. Vice
388 Greenwich Street          President of Smith Barney. Formerly Mutual
New York, New York 10013      Fund Compliance Officer, Goldman Sachs Asset
                              Management, Inc. Formerly Chief Compliance
                              Officer in Asset Management, Paine
                              Webber/Mitchell Hutchins Asset Management.

  The following table sets forth the Trustees and officers of the Funds who are also officers of the Adviser. It is anticipated that, in connection with the Transaction, the New Adviser will recommend the replacement of certain or all of the current Fund officers with individuals connected with the Smith Barney mutual fund organization.


             NAME                         POSITION WITH THE FUNDS
             ----                         -----------------------
Don G. Powell..................  Chairman of the Board, Trustee and
                                 President
Dennis J. McDonnell............  Executive Vice President
Curtis W. Morell...............  Vice President and Chief Accounting
                                 Officer
Ronald A. Nyberg...............  Vice President and Secretary
Peter W. Hegel.................  Vice President
Alan T. Sachtleben.............  Vice President
Paul R. Wolkenberg.............  Vice President
Edward C. Wood III.............  Vice President and Chief Financial Officer
John L. Sullivan...............  Treasurer
Tanya M. Loden.................  Controller
Nicholas Dalmaso...............  Assistant Secretary
Huey P. Falgout, Jr. ..........  Assistant Secretary
Scott E. Martin................  Assistant Secretary
Weston B. Wetherell............  Assistant Secretary
Steven M. Hill.................  Assistant Treasurer
Robert Sullivan................  Assistant Controller

  The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

  With respect to the Funds, as of October 24, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. At such date the "interested persons" of each Fund as a group owned an aggregate of less than 5% of the outstanding shares of such Fund.


  No Trustee, other than Mr. Powell, has owned any securities of or has had any other material interest in, or a material interest in a material transaction with, the Current Adviser or its respective affiliates since the beginning of such Fund's most recent fiscal year. With respect to the New Adviser, no Trustee, other than Mr. Lane, has owned any securities of or has had any other material interest in, or a material interest in a material transaction in the New Adviser or its respective affiliates since the beginning of each Fund's most recent fiscal year.


  The address of PFS Distributors, Inc., the principal distributor of the Funds' Shares, is 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0001.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------


  Van Kampen American Capital and Smith Barney will share equally the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and related solicitation expenses.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Trust, the Adviser or VKAC, or by the Transfer Agent, or by First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $81,406 for the Emerging Growth Fund, $38,033 for the Common Sense Government Fund, $797,787 for the Common Sense Growth Fund, $198,404 for the Common Sense Growth and Income Fund, $14,068 for the International Fund, $34,609 for the Common Sense Money Market Fund and $16,124 for the Municipal Fund.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, each Fund does not hold regular annual meetings of shareholders. Any Shareholder who wishes to submit proposals for consideration at a meeting of such Shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, IL 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary

November 13, 1997

                                                                         ANNEX A
              LIST OF 5% BENEFICIAL OWNERS AS OF OCTOBER 24, 1997


     NAME AND ADDRESS                              AMOUNT OF      CLASS    PERCENTAGE
        OF HOLDER                   FUND           OWNERSHIP    OF SHARES  OWNERSHIP
     ----------------               ----          -----------   ---------  ----------
PFS INVESTMENTS INC.*       Emerging Growth         2,707,051       A        60.04%
3100 BRECKINRIDGE BLVD.     Emerging Growth         2,218,034       B        60.91%
BLDG. 200                   Emerging Growth           167,008       1        61.25%
DULUTH, GEORGIA 30199-0001  Government                498,369       A        39.50%
                            Government                499,309       B        43.16%
                            Government             10,444,550       1        46.18%
                            Growth                  2,791,250       A        54.65%
                            Growth                  3,597,113       B        59.82%
                            Growth                115,156,851       1        68.80%
                            Growth & Income         1,964,904       A        49.98%
                            Growth & Income         2,693,087       B        55.06%
                            Growth & Income        32,610,021       1        60.08%
                            Money Market              994,478       A        13.54%
                            Money Market               74,415       B        26.81%
                            Money Market            9,109,460       1        17.18%

STEVEN K. BROIDO            Money Market               17,079       B         6.15%
PAMELA E. BROIDO
  60 OLD DENNETT RD.
  KITTERY, ME 03904-1017

PETER DUCOAT                Money Market               21,337       B         7.69%
  9132 SW 20TH ST.
  BOCA RATON, FL 33428-
  7737

KATHERINE PHOMPHAKDY        Money Market               16,185       B         5.83%
PETH PHOMPHAKDY
  919 MAGENTA ST.
  SAN DIEGO, CA 92113-3540

KATHLEEN M. PREECE          Money Market               15,230       B         5.49%
  7818 N 16TH LN.
  PHOENIX, AZ 85021-7006

MARGARET C. WADLINGTON      Municipal Bond             41,767       A         6.83%
  8385 WESTFAIR DR.
  GERMANTOWN, TN 38139-
  3259

WILLIAM L. BEVINS           Municipal Bond             10,660       B         5.55%
  6900 BUNCOMBE RD.
  LOT #26
  SHREVEPORT, LA
  71129-9492


---------------

* PFS Investments Inc. acts as custodian for independent retirement accounts.

                                                                         ANNEX B
------------------------------------------------------------------------------
FORM OF INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------------------------

  AGREEMENT made this   day of          , 199 by and between COMMON SENSE TRUST,
a Massachusetts business trust, hereinafter referred to as the "TRUST," and
                                                      , a         corporation,
hereinafter referred to as the "Adviser."

  The TRUST and the ADVISER agree as follows:

(1.) APPOINTMENT

  a. The TRUST hereby appoints the ADVISER to act as investment adviser to the
TRUST's Common Sense          Fund (the "Fund") for the period and on the terms
set forth in this Agreement. The ADVISER accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  b. In the event that the TRUST establishes one or more funds with respect to which it desires to retain the ADVISER to act as investment adviser hereunder, it shall notify the ADVISER in writing. If the ADVISER is willing to render such services it shall notify the TRUST in writing whereupon such fund shall become a fund hereunder and the compensation payable by such new fund to the ADVISER will be as agreed in writing at that time.

(2.) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the TRUST's Trustees and in conformity with applicable laws, the TRUST's Declaration of Trust, Bylaws, registration statement, prospectuses and the stated investment objectives, policies and restrictions of the Fund, shall:

        a. manage the investment and reinvestment of the TRUST's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the Fund, and formulation and implementation of investment programs;

        b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the account of the Fund of the TRUST with brokers or dealers selected by the ADVISER;

        c. conduct and manage the day-to-day operations of the TRUST including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of legal services except for services provided by outside counsel to the TRUST selected by the Trustees, and the supervision of the TRUST's Treasurer and the personnel working under his direction; and

        d. furnish to the TRUST office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each TRUST trustee and TRUST officer who is an affiliated person of the ADVISER, except the compensation of the TRUST's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the TRUST and the Fund the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the TRUST's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the TRUST to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the TRUST shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the TRUST shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of fund investments; (iii) compensation of its trustees and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the TRUST which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the TRUST's financial statements, preparation of such financial statements and other TRUST documents and reports of a financial nature required by federal and state laws, and participation in the production of the TRUST's registration statement, prospectuses, proxy solicitation materials and reports to shareholders; (v) fees of outside counsel to and of independent accountants of the TRUST selected by the Trustees; (vi) custodian, registrar and shareholder service agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the TRUST and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the TRUST; (xi) all other expenses incidental to holding meetings of the TRUST's shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the TRUST's membership in trade associations approved by the Trustees; and
(xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which the TRUST is a party and the legal obligation which the TRUST may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated between the TRUST and any other party, such allocations shall be pursuant to methods approved by the Trustees.

(3.) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the TRUST are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 ("1940 Act") any of the shareholders, trustees, officers and employees of the TRUST may be a shareholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the TRUST.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the ADVISER, the ADVISER shall not be subject to liability to the TRUST, or to any shareholder of the TRUST, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(4.) COMPENSATION PAYABLE TO ADVISER

  The TRUST shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, with respect to the Fund, a monthly fee calculated at the following annual rates:

  A.  Common Sense Emerging Growth Fund
      Common Sense Growth Fund
      Common Sense Growth and Income Fund

    .65% of the first $1 billion of average daily net assets; .60% of the next $1 billion; .55% of the next $1 billion; .50% of the next $1 billion; and .45% of average daily net assets in excess of $4 billion.

  B.  Common Sense Government Fund

    .60% of the first $1 billion of average daily net assets; .55% of the next $1 billion; .50% of the next $1 billion; .45% of the next $1 billion; .40% of the next $1 billion; and .35% of average daily net assets in excess of $5 billion.

  C.  Common Sense International Equity Fund

    1.00% of the Fund's average daily net assets.

  D.  Common Sense Money Market Fund

    .50% of the first $2 billion of average daily net assets; .475% of the next $2 billion; and .45% of average daily net assets in excess of $4 billion.

  E.  Common Sense Municipal Bond Fund

    .60% of the first $1 billion of average daily net assets; .55% of the next $1 billion; .50% of the next $1 billion; and .45% of average daily net assets in excess of $3 billion.

  Average daily net assets of the Fund shall be determined by taking the average of the net assets for each business day during a given calendar month, made in the manner provided in the TRUST's Declaration of Trust.


  [The following provision, which is included in the Current Advisory Agreement, will not appear in the New Advisory Agreement:


  The fees payable to the ADVISER by the TRUST pursuant to this Section 4 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of Van Kampen American Capital Inc., or its successor, in connection with the purchase and sale of assets of the TRUST, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the Fund's transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of Van Kampen American Capital Inc., or its successor, to receive in connection with the Fund's transactions or other arrangements which may benefit the TRUST.]

  In the event that the ordinary business expenses of the Fund, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the TRUST's shares are qualified for sale, unless waived, the compensation due to the ADVISER for such fiscal year shall be reduced by the amount of such excess. The ADVISER's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the TRUST, and if such amount should exceed such monthly compensation, the ADVISER shall pay the Fund an amount sufficient to make up the deficiency, subject to readjustment during the TRUST's fiscal year. For purposes of this paragraph, all ordinary business expenses of the Fund include the investment advisory fee and other operating costs paid by the Fund except for (i) interest and taxes; (ii) brokerage commissions; (iii) expenses incurred as a result of litigation in connection with a suit involving a claim for recovery by the Fund; (iv) as a result of litigation involving a defense against a liability asserted against the TRUST and the Fund, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; (v) any indemnification paid by the TRUST to its officers and trustees and the ADVISER in accordance with applicable state and federal laws as a result of such litigation; and (vi) amounts paid to PFS Distributors, Inc., the distributor of the Trust's shares, in connection with a distribution plan adopted by the Trust's Trustees pursuant to Rule 12b-1 under the 1940 Act.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(5.) BOOKS AND RECORDS

  In compliance with the requirements of the 1940 Act, the ADVISER hereby agrees that, to the extent required by law, all records which it maintains for the TRUST are the property of the TRUST and further agrees to surrender promptly to the TRUST any of such records upon the TRUST's request. The ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act.

(6.) DURATION AND TERMINATION

  This Agreement will become effective with respect to the Fund on the date hereof, and with respect to any additional funds, on the date of receipt by the TRUST of notice from the ADVISER in accordance with Section 1(b) hereof that the ADVISER is willing to serve as investment adviser with respect to such fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of the Fund subject to this Agreement, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each, provided such continuance is specifically approved at least annually, (a) by the vote of a majority of those members of the TRUST's Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the TRUST's Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the TRUST (by vote of the TRUST's Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the ADVISER, on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment.

(7.) AMENDMENT OF THIS AGREEMENT

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund if such vote is required by the 1940 Act.

(8.) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person", "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the TRUST by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff, under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

  The Declaration of Trust establishing Common Sense Trust, dated January 29, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Common Sense Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of said TRUST shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said TRUST, but the Trust Estate only shall be liable. All obligations of the TRUST under this Agreement shall apply only on a Fund by Fund basis and the assets of one Fund shall not be liable for the obligations of any other Fund.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

COMMON SENSE TRUST

By:
--------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------

Its:
--------------------------------------------------------------------------


--------------------------------------------------------------------------


By:
--------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------

Its:
--------------------------------------------------------------------------

                                                                         ANNEX C

                               BROKERAGE BY FUND


                                       FISCAL YEAR                FISCAL PERIOD
                                    ENDED OCTOBER 31,            ENDED APRIL 30,
                                          1996                        1997
                                -------------------------   -------------------------
                                 AGGREGATE       % OF        AGGREGATE       % OF
                                 AMOUNT OF     AGGREGATE     AMOUNT OF     AGGREGATE
                                COMMISSIONS   COMMISSIONS   COMMISSIONS   COMMISSIONS
                                  PAID TO       PAID TO       PAID TO       PAID TO
                                AFFILIATED    AFFILIATED    AFFILIATED    AFFILIATED
          FUND NAME               BROKERS       BROKERS       BROKERS       BROKERS
          ---------             -----------   -----------   -----------   -----------
Common Sense Emerging
  Growth......................   $  1,835(1)     1.87%       $  1,450(1)     1.70%
Common Sense Government.......   $ 28,322(1)    17.68%         13,827(1)    22.07%
Common Sense Growth...........   $240,982(1)     2.38%        148,870(1)     3.09%
                                 $  7,200(2)     0.07%         20,438(3)     0.42%
                                                               17,100(4)     0.36%
                                                                4,500(2)     0.09%
Common Sense Growth and
  Income......................   $ 92,761(1)     4.08%         47,385(1)     3.58%
                                 $  2,400(2)     0.10%            375(3)     0.03%
Common Sense International
  Equity......................        N/A          N/A            N/A          N/A
Common Sense Money Market.....        N/A          N/A            N/A          N/A
Common Sense Municipal Bond...        N/A          N/A            N/A          N/A


---------------

(1) Smith Barney Inc.


(2) Robinson Humphrey, Inc.

(3) Morgan Stanley Group, Inc.

(4) Dean Witter Reynolds, Inc.

  N/A Not applicable.

                                                                         ANNEX D

  The following table indicates the size of each Fund, and the amount of advisory fees paid to the Adviser for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year.


                                                 FISCAL YEAR ENDED                 FISCAL PERIOD ENDED
                                                  OCTOBER 31, 1996                    APRIL 30, 1997
                                          --------------------------------   --------------------------------
                                                              AMOUNT OF                          AMOUNT OF
                          NET ASSETS ON      AGGREGATE      OTHER MATERIAL      AGGREGATE      OTHER MATERIAL
                          SEPTEMBER 30,      AMOUNT OF       PAYMENTS TO        AMOUNT OF       PAYMENTS TO
          NAME                1997          ADVISER FEE        ADVISER         ADVISER FEE        ADVISER
          ----            -------------     -----------     --------------     -----------     --------------
                          (IN MILLIONS)
Common Sense Trust
 Common Sense Emerging
   Growth Fund...........   $  193.2        $   376,436        $ 79,620        $  357,558         $ 17,151
 Common Sense Government
   Fund..................      265.4          1,883,666          93,056           885,124           25,056
 Common Sense Growth
   Fund..................    3,902.3         17,148,560         406,931         9,603,263          200,033
 Common Sense Growth and
   Income Fund...........    1,330.1          6,017,204         168,039         3,493,398           73,671
 Common Sense
   International Equity
   Fund..................       32.7            (47,998)+        30,600            95,863+          10,712
 Common Sense Money
   Market Fund...........       60.6           (219,511)+        62,857           (94,687)+         14,280
 Common Sense Municipal
   Bond Fund.............      116.3            728,210          99,374           352,617           30,318


---------------
 + This amount is net of either a voluntary advisory fee waiver or other expense reduction.

                                                                         ANNEX E

  The following table indicates the size of each investment company advised by the New Adviser and the advisory fee rates.


                                            NET ASSETS ON
                                             OCTOBER 17,      ANNUAL MANAGEMENT FEES
                                                 1997               PERCENT OF
               OTHER FUNDS                  (IN THOUSANDS)      AVERAGE NET ASSETS
               -----------                  --------------    ----------------------
OPEN-END FUNDS
THE CONSULTING GROUP CAPITAL MARKETS FUNDS
  Government Money Investments............      409,184               0.35%
  Mortgage Backed Investments.............      140,294               0.70%
  Municipal Bond Investments..............       53,545               0.60%
  Small Cap Growth Investments............      844,204               1.00%
  Small Cap Value Equity Investments......      689,114               0.80%
  Large Cap Growth Investments............    1,961,912               0.80%
  Large Cap Value Equity Investments......    2,053,965               0.80%
  Balanced Investments....................       95,089               0.80%
  Long Term Bond Investments..............      189,573               0.60%
  International Equity Investments........    1,206,080               0.90%
  International Fixed Income
    Investments...........................      130,114               0.70%
  Intermediate Fixed Income Investments...      385,641               0.60%
  Emerging Markets Equity Investments.....      239,216               1.10%
  Smith Barney Adjustable Rate Government
    Income Fund...........................      118,984               0.60%
Smith Barney Aggressive Growth
  Fund Inc. ..............................      870,318               0.80%
Smith Barney Appreciation Fund Inc. ......    4,208,587       0.75% to $250M; 0.70%
                                                               on next $250M; 0.65%
                                                               on next $500M; 0.60%
                                                              on next $1B; 0.55% on
                                                                next $1B; 0.50% on
                                                                     excess.
Smith Barney Arizona Municipals
  Fund Inc. ..............................       60,305          0.50% to $500M;
                                                                0.48% thereafter.
Smith Barney California Municipals
  Fund Inc. ..............................      839,891          0.50% to $500M;
                                                                0.48% thereafter.
SMITH BARNEY EQUITY FUNDS
Growth & Income Fund......................      432,838               0.65%
Smith Barney Fundamental Value
  Fund Inc. ..............................    1,669,798          0.55% to $1.5B;
                                                                 0.50% on excess.

                                            NET ASSETS ON
                                             OCTOBER 17,      ANNUAL MANAGEMENT FEES
                                                 1997               PERCENT OF
               OTHER FUNDS                  (IN THOUSANDS)      AVERAGE NET ASSETS
               -----------                  --------------    ----------------------
SMITH BARNEY FUNDS, INC.
Equity Income Portfolio...................    1,029,345          0.60% to $500M;
                                                                0.55% next $500M;
                                                                 0.50% after $1B.
Income Return Account Portfolio...........        1,349          0.50% to $200M;
                                                               0.40% after $200M.*
U.S. Government Securities Portfolio......      326,074          0.50% to $200M;
                                                               0.40% after $280M.*
Short-Term U.S. Treasury Securities
  Portfolio...............................      133,880               0.45%
SMITH BARNEY INCOME FUNDS
  Convertible Fund........................      121,209               0.70%
  High Income Fund........................    1,368,198               0.70%
  Diversified Strategic Income Fund.......    2,905,819               0.65%
  Tax-Exempt Income Fund..................      787,407               0.60%
  Exchange Reserve Fund...................      153,955               0.50%
  Utilities Fund..........................    1,297,293               0.65%
SMITH BARNEY INVESTMENT TRUST
  Intermediate Maturity CA Municipal
    Fund..................................       28,200               0.50%
  Intermediate Maturity NY Municipal
    Fund..................................       50,023               0.50%
  Large Capitalization Growth Fund........      330,122               0.75%
SMITH BARNEY INVESTMENT FUNDS INC.
  Special Equities Fund...................      682,812               0.75%
  Government Securities Fund..............      543,042           0.55% to $2B;
                                                                0.50% on next $2B;
                                                                0.45% on next $2B;
                                                                0.40% on next $2B;
                                                                 0.35% on excess.
  Investment Grade Bond Fund..............      483,721          0.65% to $500M;
                                                                 0.62% on excess.
  Growth Opportunity Fund.................      123,440               1.00%
  Managed Growth..........................    1,067,576               0.85%
Smith Barney Managed Governments
  Fund Inc. ..............................      572,694           0.65% to $1B;
                                                                 0.60% on excess.
Smith Barney Managed Municipals
  Fund Inc. ..............................    3,345,546          0.55% to $500M;
                                                                0.50% on next $1B;
                                                                0.48% on excess of
                                                                      $1.5B.
---------------
* Based on the aggregate assets of Income Return Account Portfolio and U.S.
  Government Securities Portfolio

Smith Barney Massachusetts Municipals
  Fund....................................       59,948          0.55% to $500M;
                                                                 0.50% on excess.
SMITH BARNEY MONEY FUNDS, INC.
  Cash Portfolio..........................   30,743,255           0.45% to $6B;
                                                                 0.425% next $6B;
                                                                 0.40% next $6B;
                                                                0.35% after $18B.
  Government Portfolio....................    4,587,668          0.45% to $2.5B;
                                                                0.40% next $2.5B;
                                                                 0.35% after $5B.
  Retirement Portfolio....................    1,370,752           0.45% to $1B;
                                                                 0.40% next $1B;
                                                                 0.35% after $2B.
Smith Barney Municipal Money Market Fund,
  Inc. ...................................    5,832,377          0.50% to $2.5B;
                                                                0.475% next $2.5B;
                                                                0.45% next $2.5B;
                                                                0.40% after $7.5B.
SMITH BARNEY MUNI FUNDS
  California Money Market Portfolio.......    1,569,697       0.50% to $2.5B; 0.475%
                                                                   next $2.5B;
                                                                 0.45% after $5B.
  Florida Portfolio.......................      196,020               0.50%
  Georgia Portfolio.......................       28,377               0.45%
  Limited Term Portfolio..................      280,219               0.50%
  National Portfolio......................      381,301               0.45%
  New York Portfolio......................      741,482               0.50%
  New York Money Market Portfolio.........      983,258          0.50% to $2.5B;
                                                                0.475% next $2.5B;
                                                                 0.45% after $5B.
  Ohio Portfolio..........................        7,253               0.45%
  Pennsylvania Portfolio..................       39,265               0.45%
Smith Barney New Jersey Municipals Fund
  Inc.....................................      220,851          0.50% to $500M;
                                                                0.48% thereafter.
Smith Barney Oregon Municipals Fund.......       27,866          0.50% to $500M;
                                                                0.48% thereafter.
Smith Barney Natural Resources
  Fund Inc................................      130,362               0.75%

SMITH BARNEY PRINCIPAL RETURN FUNDS
  Zeros and Appreciation Series 1998......       87,457               0.50%
  Zeros Plus Emerging Growth Series
    2000..................................       64,274               0.60%
  Security and Growth Fund................  217,521....               0.50%
SMITH BARNEY WORLD FUNDS, INC.
  International Equity Portfolio..........    1,426,056               0.85%
  International Balanced Portfolio........       64,279               0.85%
  Emerging Markets Portfolio..............       43,188               1.00%
  European Portfolio......................       48,104               0.85%
  Pacific Portfolio.......................        8,373               0.85%
  Global Government Bond Portfolio........      150,715               0.75%
SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT
  FUND INC.
  Municipal Portfolio.....................       73,505               0.27%
  Cash Portfolio..........................      425,145               0.27%
  Government Portfolio....................      141,268               0.27%
Smith Barney Municipal Fund, Inc. ........       62,878               0.70%
The Italy Fund Inc. ......................      121,443               0.95%
Zenix Income Fund Inc. ...................      137,033               0.70%
SMITH BARNEY CONCERT ALLOCATION SERIES
  FUND
  Balanced Portfolio......................      357,371               0.35%
  Income Portfolio........................       54,140               0.35%
  High Growth Portfolio...................      498,666               0.35%
  Growth Portfolio........................      620,621               0.35%
  Conservative Portfolio..................       94,851               0.35%
CLOSED-END FUNDS
Greenwich Street California Municipal Fund
  Inc. ...................................       50,607               0.90%
Greenwich Street Municipal Fund...........      232,328               0.90%
High Income Opportunity Fund Inc. ........      893,043               1.15%
Municipal High Income Fund Inc. ..........      193,109               0.60%
Managed High Income Portfolio Inc. .......      524,987               1.10%
Managed Municipals Portfolio Inc. ........      422,384               0.90%
Managed Municipals Portfolio II Inc. .....      136,799               0.90%
Smith Barney Intermediate Municipal Fund,
  Inc. ...................................       87,676               0.60%
VARIABLE ANNUITY FUNDS
GREENWICH STREET SERIES FUND
  Money Market Portfolio..................        4,892               0.50%
  Intermediate High Grade Portfolio.......       15,184               0.60%
  Diversified Strategic Income
    Portfolio.............................       58,204               0.65%

  Equity Income Portfolio.................       43,189               0.65%
  Growth & Income Portfolio...............       44,013               0.65%
  Appreciation Portfolio..................      134,437               0.75%
  International Equity Portfolio..........       33,032               1.05%
TRAVELERS SERIES FUND, INC.
  Smith Barney Income and Growth
    Portfolio.............................      290,795               0.65%
  Smith Barney Money Market Portfolio.....      108,727               0.60%
  Smith Barney High Income Portfolio......      123,073               0.60%
  Smith Barney International Equity
    Portfolio.............................      228,764               0.90%
  Smith Barney Pacific Basin Portfolio....       18,742               0.90%
  Alliance Growth Portfolio...............      551,989               0.80%
  Van Kampen American Capital Enterprise
    Portfolio.............................      201,115               0.70%
  TBC Managed Income Portfolio............       30,666               0.65%
  MFS Total Return Portfolio..............      260,104               0.80%
  Putnam Diversified Income Portfolio.....      120,047               0.75%
  GT Global Strategic Income Portfolio....       30,069               0.80%
  AIM Capital Appreciation Portfolio......      210,491               0.80%
SMITH BARNEY VARIABLE ACCOUNT FUNDS
  Income and Growth Portfolio.............       17,028               0.60%
  Reserve Account Portfolio...............           95               0.45%
  U.S. Government/High Quality Securities
    Portfolio.............................        1,636               0.45%
SMITH BARNEY CONCERT SELECT FUNDS
  Select Balanced Portfolio...............       27,303               0.35%
  Select Conservative Portfolio...........        6,604               0.35%
  Select Growth Portfolio.................       26,766               0.35%
  Select High Growth Portfolio............       18,022               0.35%
  Select Income Portfolio.................        2,615               0.35%

         VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

         PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

    -- Please Fold and Detach Card at Perforation Before Mailing --


A FUND OF THE COMMON SENSE TRUST
PROXY SOLICITED BY THE TRUSTEES OF THE TRUST (THE "TRUST")

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held at Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on December 18, 1997 at 2:00 P.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                  PLEASE SIGN, DATE, AND RETURN
                                  PROMPTLY IN ENCLOSED ENVELOPE

                      Date ___________________, 1997

                      NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by authorized person indicating the person's title.

                      |-------------------------------------------------------|
                      |                                                       |
                      |                                                       |
                      |                                                       |
                      |                                                       |
                               Signature(s) (Title(s), if applicable)

                           WHEN SHARES ARE REGISTERED WITH JOINT OWNERS, ALL
                           JOINT OWNERS SHOULD SIGN.                     CST

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

         - Please fold and detach card at perforation before mailing -

Please refer to the Proxy Statement discussion.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said proxy shall vote in accordance with the best judgment of the aforementioned proxies.

THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. [X]

                                                       FOR    AGAINST    ABSTAIN

1.  With respect to each Fund, to approve a new        [ ]      [ ]        [ ]
    investment advisory agreement.

2.  With respect to each Fund, to ratify the           [ ]      [ ]        [ ]
    selection of Ernest & Young LLP as
    independent auditors.